UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2017

THE WILLIAMS COMPANIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

WILLIAMS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-34831	20-2485124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 6, 2017, pursuant to the Membership Interest Purchase Agreement (the “Purchase Agreement”) among Williams Partners L.P. (the “Partnership”), Williams Field Services Group, LLC, an indirect wholly owned subsidiary of the Partnership (“Williams FSG”), Williams Olefins, L.L.C., a wholly owned subsidiary of Williams FSG (the “Company”), NOVA Chemicals Inc. (“Nova”), and NOVA Chemicals Corporation, the Partnership completed the previously announced sale by Williams FSG of 100% of the issued and outstanding membership interests of the Company to Nova for $2.1 billion, subject to a working capital adjustment (the “Transaction”).

A more detailed description of the material terms of the Purchase Agreement was included in the Partnership’s Current Report on Form 8-K filed on April 18, 2017.

Item 7.01.	Regulation FD Disclosure.

On July 6, 2017, The Williams Companies, Inc. and the Partnership issued a press release announcing the completion of the Transaction and the Partnership’s anticipated use of the cash proceeds from the Transaction to pay off its $850 million term loan and to fund a portion of the Partnership’s capital and investment expenditures. A copy of this press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Balance Sheet of the Partnership as of March 31, 2017 and the Unaudited Pro Forma Condensed Statements of Income for the three months ended March 31, 2017 and the year ended December 31, 2016 and Notes thereto are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The Unaudited Pro Forma Condensed Balance Sheet of The Williams Companies, Inc. as of March 31, 2017 and the Unaudited Pro Forma Condensed Statements of Income for the three months ended March 31, 2017 and the year ended December 31, 2016 and Notes thereto are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated July 6, 2017.

99.2	Unaudited Pro Forma Condensed Balance Sheet of Williams Partners L.P. as of March 31, 2017 and the Unaudited Pro Forma Condensed Statements of Income for the three months ended March 31, 2017 and the year ended December 31, 2016 and Notes thereto.

99.3	Unaudited Pro Forma Condensed Balance Sheet of The Williams Companies, Inc. as of March 31, 2017 and the Unaudited Pro Forma Condensed Statements of Income for the three months ended March 31, 2017 and the year ended December 31, 2016 and Notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By: /s/ Joshua H. De Rienzis
Joshua H. De Rienzis
Vice President and Corporate Secretary

WILLIAMS PARTNERS L.P.

By:	WPZ GP LLC,
its General Partner

By:	/s/ Joshua H. De Rienzis
Joshua H. De Rienzis
Vice President and Secretary

DATED: July 7, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 6, 2017.

99.2	Unaudited Pro Forma Condensed Balance Sheet of Williams Partners L.P. as of March 31, 2017 and the Unaudited Pro Forma Condensed Statements of Income for the three months ended March 31, 2017 and the year ended December 31, 2016 and Notes thereto.

99.3	Unaudited Pro Forma Condensed Balance Sheet of The Williams Companies, Inc. as of March 31, 2017 and the Unaudited Pro Forma Condensed Statements of Income for the three months ended March 31, 2017 and the year ended December 31, 2016 and Notes thereto.